SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                F O R M  8-K


                               Current Report
                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 1, 1997

    	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


              	Delaware
(State or other jurisdiction of incorporation)


     	33-70564	                   04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	   02108-4406
(Address of principal executive offices)	  (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

        	None
(Former name or former address, if changed since last report)



Item 5.  Other Events

On September 1, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 26 thereof (the "Partnership") completed various agreements relating to Grandview Apartments Limited Partnership, a North Dakota limited partnership (the "Operating Partnership"), including a Second Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of September 1, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

The Operating Partnership owns and operates a newly-constructed apartment complex located at 33rd Street S.W., Fargo, North Dakota, which is known as Grandview Apartments (the "Apartment Complex"). The Apartment Complex is comprised of six buildings containing six (6) 2-bedroom apartment units and thirty (30) 3-bedroom apartment units, for a total of thirty-six (36) apartment units. The Apartment Complex is currently 100% occupied.

The Operating Partnership is currently receiving permanent mortgage financing in the amount of $1,191,700
(the "Permanent Mortgage") from Federal National Mortgage
Association. The Permanent Mortgage bears interest at the rate of 8% per annum and is payable based on a thirty year amortization schedule over an eighteen year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The General Partner of the Operating Partnership is
Gaukler Enterprises, Inc., a North Dakota corporation (the "General Partner") which is owned by George Gaukler.
Mr. Gaukler has been active in the real estate industry since 1964 when he formed Valley Realty, Inc., a real estate development company that now includes management, sales, development and construction divisions. Valley Realty, Inc. served as the contractor of the Apartment Complex.
Mr. Gaukler has developed more than 1,500 apartment units in North Dakota, of which more than 1,350 (including the Apartment Complex) are now managed by his property management company, Valley Rental Service.

The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,069,522 to the Operating Partnership in four (4) Installments as follows:

(1) $534,761 (the "First Installment") on the latest of (i) the Admission Date, (ii) Tax Credit
Set-Aside, (iii) Closing of the Construction Mortgage;
(iv) Permanent Mortgage Commitment; or (v) Carryover
Certification;

(2) $267,381 (the "Second Installment") on the latest to occur of (i) State Designation; (ii) the Completion Date; (iii) Cost Certification; or
(iv) receipt of an updated title policy satisfactory to the Partnership;

(3) $247,380 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Date,
(ii) Permanent Mortgage Commencement; or (iii) Rental
Achievement; and

(4) $20,000 (the "Fourth Installment") upon receipt of a tax return for the year in which Rental
Achievement occurs.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,742,460 of Tax Credits during the 10-year period commencing in 1998 of which 99% ($1,725,035) will be allocated to the Partnership as the Investment Limited
Partner of the Operating Partnership.  The Special Limited
Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

The Partnership believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating
Partnership Agreement:

                     Normal           Capital      Cash
                   Operations       Transactions   Flow

General Partner            1%          50.00%       80%

Partnership               99%          49.99%       20%

Special Limited
Partner                    0%            .01%        0%

The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital Communications Limited Partnership or an affiliate thereof will receive an Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $3,000.
The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement;
provided, however, that if in any fiscal year commencing with 1997, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall be obliged to make Subordinated Loans to the Operating
Partnership to cover $3,000 of the Asset Management Fee in any such year.

The Operating Partnership shall pay to the General
Partner a non-cumulative fee (the "Annual Partnership Management Fee") commencing in 1997 for its services in connection with the administration of the day to day business of the Operating Partnership in an annual amount of $3,000. The Annual Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such year.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership shall pay to the General Partner (or its designee) a construction and development fee (the "Development Fee") in the principal amount of $55,000, which fee shall be payable $26,522 from the proceeds of the Third Installment and $20,000 from the proceeds of the Fourth Installment with the $8,478 balance being paid in accordance with Article X of the Operating Partnership Agreement.

Valley Realty, Inc., as the contractor for the Apartment Complex, received total compensation of $1,874,600. Valley Rental Service, as the Management Agent of the Apartment Complex, is receiving a management fee equal to 5% of gross monthly collected rent.

Item 7.  Exhibits.

     (c)     Exhibits.                                     Page

(1)  (a)<F1> Form of Dealer-Manager Agreement between
             Boston Capital Services, Inc. and the
             Registrant (including, as an exhibit
             thereto, the form of Soliciting Dealer
             Agreement)

(2)   (a)    Second Amended and Restated Agreement and
             Certificate of Limited Partnership of
             Grandview Apartments Limited Partnership

(2)   (b)    Certification and Agreement relating to
             Grandview Apartments Limited Partnership

(4)   (a)<F2>Agreement of Limited Partnership of the
             Partnership

(16)         None

(17)         None

(21)         None

(24)         None

(25)         None

(28)         None
_______________

<F1> Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2> Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 15, 1998


                           BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                           By:	Boston Capital Associates IV L.P.,
                               its General Partner


                               By:	C&M Associates, d/b/a Boston
                                   Capital Associates, its
                                   General Partner


                                  	By:	/s/ Herbert F.Collins
                                      	Herbert F. Collins, Partner